United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 1, 2014

Date of Report

OAK RIDGE ENERGY TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3046 E. Brighton Place

Salt Lake City, Utah  84121

 (Address of Principal Executive Offices)

(801) 201-7635

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

In this Current Report, references to “Oak Ridge Energy Technologies, Inc.,” “Oak Ridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oak Ridge Energy Technologies, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oak Ridge,” the “Company,” “we,” “our,” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among other things, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen industry;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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trends affecting our manufacturing capabilities;

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our ability to meet customer demands;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All information herein should be considered in light of other reports or registration statements we have filed with the Securities and Exchange Commission (the “SEC”).

Item 1.01 Entry into a Material Definitive Agreement.

(i)

Effective with the unanimous written consent of our Board of Directors on August 5, 2014, we accepted a Private Placement Subscription Agreement executed and dated July 31, 2014 (the “Subscription Agreement”) from Precept Fund Management SPC of Ground Floor, Harbour Centre, 42 North Church Street, George Town, Grand Cayman KY1-1110, Cayman Islands, on behalf of Precept Fund Segregated Portfolio (“Precept”), to purchase 11,000,000 shares of our $0.001 par value common stock comprised of “restricted securities” as defined in Rule 144 of the SEC in consideration of $2,200,000 or approximately $0.20 per share (the “Purchase Price”).  The Purchase Price was received on August 4, 2014.  For additional information about the Subscription Agreement, see Exhibit 10.1 in Item 9.01.  The foregoing summary is subject to this reference.

These shares were offered and sold by us in reliance on the exemption from registration provided for in Regulation S promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”).

Stephen J. Barber, our CEO and a director, is the 100% beneficial owner and a director of Precept Asset Management Limited (“PAML”), which is the investment manager of Precept.

Prior to the subscription for these shares (excluding any other shares referenced herein to be issued to anyone), Precept for Prescient Fund Segregated Portfolio (“Prescient SP”), was the beneficial owner of 98,638,888 shares of our common stock or approximately 90.8% of our outstanding voting securities, all of which are comprised of common stock. Precept also has a 53.6% direct ownership in Leclanché S. A., a Swiss share company (“Leclanché”), with whom we have a Joint Development and Marketing Agreement.

(ii)

Effective with the unanimous written consent of our Board of Directors on June 1, 2014, we entered into a Convertible Loan and Investment Agreement dated as of May 30, 2014, with Leclanché (the “Loan Agreement”).  The Loan Agreement was essentially an executory contract until it was amended and authorized to be funded by our Board of Directors by unanimous written consent, effective on August 5, 2014.  The initial Loan Agreement provided for us to loan Leclanché CHF3,000,000 or approximately $3,355,000, while the currently effective Loan Agreement provides for us to loan Leclanché CHF5,000,000 or approximately $5,489,895, in various tranches, subject to requests from Leclanché and its compliance with certain conditions of Schedules to the Loan Agreement.  All funds are payable in Swiss Francs; interest accrues on the unpaid balance at the rate of two percent per annum; amounts advanced and accrued interest shall be payable at maturity of the loan or June 30, 2016; and principal, accrued interest and related fees can be converted by us to purchase shares of Leclanché at CHF1.50.  The Loan Agreement also contains customary representations and warranties of the parties and various conditions to the advances by us under the Loan Agreement.  For additional information about the Loan Agreement, as finalized, see Exhibit 10.2, which is the Amendment and Restatement Agreement increasing the loan amount, with the Loan Agreement as a Schedule, in Item 9.01.  The foregoing summary is subject to this reference.

On June 19, 2014, Precept for and on behalf of Prescient SP, advanced Leclanché CHF3,000,000 in anticipation of completing a like Subscription Agreement to the one described in subparagraph (i) of this Item 1, above, on completion of the Loan Agreement, to purchase approximately 16,775,000 shares of our common stock at $0.20 per share in consideration of such advance of funds, which Subscription Agreement is in the process of being completed now that we have received signed copies of all documents respecting the security pledged by Leclanché to secure the advances under the Loan Agreement, excepting only the Share Pledge Agreement regarding Leclanché’s Subsidiary (as defined therein and referenced below).  The advances under the Loan Agreement are secured by Leclanché’s present and future receivables; claims from inter-group loans and bank account claims in accordance with the Re-Assignment and Security Assignment Agreement (the “Security Agreement” [for additional information, Exhibit 10.3 in Item 9.01]); all patent and trademark applications (for additional information, see Exhibit 10.4 in Item 9.01 [Patent and Trademark Pledge Agreement]); a first ranking lien on 100% of the shares of its Subsidiary (Leclanché Gmbh), with the understanding that Leclanché will ensure that the Subsidiary will transfer all of its present and future assets in accordance with the Security Agreement (as provided in the Share Pledge Agreement presently in the process of being finalized and executed); and although it is agreed that with respect to all other Additional Security (as defined in the Security Agreement) that Precept and the Company shall participate in such Additional Security on a pro rata basis relative to Precept’s CHF17,000,000 loan to Leclanché and the Company’s CHF5,000,000 loan to Leclanché, or the respective amounts outstanding on such loans at any particular time, Precept converted all of its CHF17,000,000 loan into equity in Leclanché as at June 30, 2014, so there is no outstanding loan balance owed by Leclanché, and we are currently the only secured creditor of Leclanché.  This provision was in the initial Loan Agreement; and the only material change in the Loan Agreement as amended, finalized and approved on August 5, 2014, related to the increase in the loan amount to be made to Leclanché from CHF3,000,000 to CHF5,000,000.

On August 6, 2014, we wired CHF1,600,000 to Leclanché under the Loan Agreement; and the balance of CHF400,000 can be drawn down by Leclanché by August 31, 2014.

(iii)

Effective with the unanimous written consent of our Board of Directors on August 5, 2014, we entered into a Consulting Agreement with Savoy Enterprises, Inc. (“Savoy”) dated as of March 21, 2014, for a term of one year ending March 21, 2015, whereby Savoy will provide various consulting services in the areas of financial strategy, corporate awareness, introductions to investor relations organizations and other contractors engaged by us, developing and implementing business plans and other like services.  Savoy is to be compensated by the issuance of 3,500,000 shares of our $0.001 par value common stock comprised of “restricted securities” as defined in Rule 144 of the SEC, issuable in three tranches of one-third each, one on execution; one three months from the date of execution; and the last six months from the date of execution, commencing from March 21, 2014.  The first tranche vests on issuance; the second tranche vests at the rate of 12,963 shares per day of the second three months in which the Consulting Agreement remains in effect; and the third tranche vests at the rate of 12,963 shares per day of the second three months in which the Consulting Agreement remains in effect.  A “Success Fee” for any successful introduction to a capital raise, acquisition, merger or other significant agreement (the “Successful Success Fee Event”) will be payable upon the successful completion of the “Successful Success Fee Event,” equal to 4% of the amount of capital raised and 2% of the equity value of the transaction in the case of an acquisition, merger or other significant similar agreement.  The Success Fee is due and payable to Savoy immediately upon the earlier of (i) the closing of the Successful Success Fee Event, or (ii) the issuance of the stock or receipt of the cash in any Success Fee Event.  The Consulting Agreement also contains customary representations and warranties of the parties and various conditions, including the right to terminate without cause.  For additional information about the Consulting Agreement, see Exhibit 10.5 in Item 9.01.  The foregoing summary is subject to this reference.

These shares were offered and sold by us in reliance on an exemption from registration provided for in Section 4(a)(2) of the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2014, Anil Srivastava and Bryan Urban respectively resigned as members of our Board of Directors, indicating that their respective resignations were effective immediately.  These resignations were formally accepted by the unanimous written consent of our remaining Board members, effective August 5, 2014; and our Board of Directors also resolved to set the size of our Board of Directors at three members under the provisions of Article IV, Section 14, of our Bylaws.  There we no disagreements between us and Messrs. Srivastava and Urban that resulted in their respective resignations.  These resignations were tendered to avoid any conflicts of interest in our dealings with Leclanché.  Mr. Srivastava serves as the CEO of Leclanché; and Mr. Urban is a member of the Board of Directors of Leclanché.

On June 23, 2014, we terminated our Chief Operating Officer and Deputy CEO, Craig R. Nelson.

Item 8.01 Other Events.

We are pleased to announce that we have just received a further funding subscription from our major beneficial shareholder (see Item 1.01(i) above), Precept, of $2,200,000 at $0.20 cents per share, along with the expected $3,355,000 subscription at the same price for the advancement of the first CHF3,000,000 to Leclanché under the reference Loan Agreement in Item 1.01(ii) above.

In furtherance of our previously announced strategic alliance with Swiss battery manufacturer, Leclanché, which is also majority owned by Precept, we have entered into the Loan Agreement, as the lender, with Leclanché, as the borrower, with a facility limit of CHF5,000,000, maturing on June 30, 2016, and bearing interest of 2% per annum, all convertible into shares of Leclanché CHF1.50 per share (the current share price of Leclanché is approximately CHF4.60 (approximately $5.07) on the SIX Swiss Exchange under the trading symbol “LECN”).  CHF3,600,000 has been advanced to date; and the remaining CHF400,000 can be drawn down by August 31, 2014.

Precept has undertaken to provide us with further funding for the remaining advances under the Leclanché Loan Agreement and for the purposes of implementing our previously announced global battery sector consolidation strategy through further subscription by Precept for additional equity in the Company on identical terms to the Subscription Agreement announced in Item 1.01 above.

We also received $200,000 from Leclanché for marketing services on June 24, 2014, and our joint marketing efforts of our respective products are expected to be realized in the very near future.

We have been busily revamping our business structure and streamlining our staffing and production procedures in readiness for our contemplated commencement of bespoke prismatic cells, primarily for the military market, as part of the development of an alliance with a major consumer of Lithium Ion cells.  This consumer develops the cells into batteries for their specific OEM products and sells or rents the OEM products.

Our facilities and our Melbourne, Florida, operations, are presently being managed by Lee Arrowood on a day to day basis.  Mr. Arrowood is one of our long-time employees with substantial experience and expertise in the battery industry.  We have eight full-time employees engaged in these processes, and production labor is provided by part-time students at a local university and high schools working in four hour shifts.  We added this aspect of the business to be a good corporate citizen in the community by providing part-time work for students in partnership with local schools.  Students are trained and supervised by full-time employees.  The number of part-time hours available each week varies depending upon our customers needs.  There are typically between eight and 16 employees combining full and part-time, who are engaged in our operations in our Melbourne facility on a weekly basis.

Dr. James Pugh is our Chief Technical Officer and heads up new product development using the APQP (Advanced Product Quality Planning) methodologies that originated in the automotive industry.

In addition, we have recently completed shipment of test units worth an estimated $55,000 to a major customer in the unmanned underwater vehicle space.  These units are currently being tested for safety for fire, explosion, projectile penetration, pressure, crush resistance and voltage overcharge.  Upon the successful outcome of that testing, we anticipate further purchase orders from this customer. This was a very big step in our plan to establish us as a key energy storage supplier to the U.S. military complex.

In connection with the establishment of our strategic alliance with Leclanché , two directors, Anil Srivastava (who is the CEO of Leclanché) and Bryan Urban (who is a director of Leclanché), have resigned from our Board of Directors to avoid any conflict issues.  In addition, as part of this process, we have terminated our COO in anticipation of the hiring a COO with more experience in areas relevant to our strategic alliance with Leclanché and our plan to consolidate portions of the global battery and energy storage sector.

Further, we have also entered into an IR/PR Consulting Agreement with Savoy Enterprises, Inc. in anticipation of a forthcoming application to move to NASDAQ.

With the support of our major shareholder, Precept, we are in the process of repaying our $2,000,000 loan from Expedia Holdings Limited from the proceeds of the further funding committed to us by Precept as referenced above. This loan was initially due on June 30, 2014, and was extended until July 31, 2014 (see Exhibit 10.6 in Item 9.01).  We are presently seeking an additional extension until August 31, 2014.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.

Exhibit Description

10.1

Private Placement Subscription Agreement

10.2

Amendment and Restatement Agreement

Schedule-Convertible Loan and Investment Agreement

10.3

Re-Assignment and Security Assignment Agreement

10.4

Patent and Trademark Pledge Agreement

10.5

Consulting Agreement

               10.6                                          Expedia Holdings Limited Extension Agreement

Referenced Exhibits

8-K Current Report dated April 6, 2014, and filed with the SEC on April 11, 2014, regarding the Joint Development and Marketing Agreement with Leclanché.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE ENERGY TECHNOLOGIES, INC.

Date:	August 7, 2014	By:	/s/ Mark Meriwether
Mark Meriwether
Vice President and Director